UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A

                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report:  August 6, 2003
         (Date of Earliest Event Reported:  August 5, 2003)

                 GULFTERRA ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)


     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 676-4853




This amended Form 8-K/A is being furnished to correct typographical errors related to dates in the previously furnished Form 8-K dated August 6, 2003.

Item  7.  Financial Statements, ProForma Financial Information
          and Exhibits
          ----------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                --------   ------------
                  99.1     Press Release dated August 5, 2003.


Item 9.   Regulation FD
          -------------

   On August 5, 2003, we announced our earnings results for second quarter 2003. A copy of our press release is attached as Exhibit 99.1. The attached Exhibit is not filed, but is furnished to comply with Item 9 and Item 12 of Form 8-K.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GULFTERRA ENERGY PARTNERS, L.P.

                              By:  GulfTerra Energy Company, L.L.C.
                                   Its General Partner


                                   By: /s/ Kathy A. Welch
                                      ------------------------
                                           Kathy A. Welch
                                   Vice President and Controller
                                  (Principal Accounting Officer)


Date:  August 6, 2003

                          EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------

      99.1        Press Release dated August 5, 2003.